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 Macquarie Infrastructure Corporation  Sales of Remaining Businesses, Atlantic Aviation and MIC Hawaii  September 2021

 Important Information For Investors And StockholdersIn connection with the proposed transactions, Macquarie Infrastructure Corporation (the “Company”) has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on August 23, 2021 which has been mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company website at www.macquarie.com/mic or by writing to us at 125 West 55th Street, New York, New York 10019, United States of America, Attention: Investor Relations.Certain Information Regarding ParticipantsThe Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 17, 2021, and its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Other information regarding the participants of the Company in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available.Disclaimer on Forward Looking StatementsThis communication contains forward-looking statements. The Company may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially,” “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, statements regarding sales of the Company’s operating businesses (including the Company’s previously approved reorganization) and the anticipated usesof any proceeds therefrom, statements regarding the anticipated specific and overall impacts of COVID-19 and any related recovery, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements in this communication are subject to a number of risks and uncertainties, some of which are beyond the Company’s control, including, among other things: changes in general economic or business conditions; the ongoing impact of the COVID-19 pandemic; the Company’s ability to complete the sales of its operating businesses; uncertainties as to the timing of the consummation of the proposed transactions; the risk that conditions to closing of the proposed transactions are not satisfied, including the failure to timely obtain the requisite stockholder approvals or regulatory clearances; the occurrence of any event giving rise to a termination of the proposed transactions; the Company’s ability to service, comply with the terms of and refinance debt; its ability to retain or replace qualified employees; in the absence of a sale or sales of its businesses, its ability to complete growth projects, deploy growth capital and manage growth, make and finance future acquisitions and implement its strategy; the regulatory environment; demographic trends; the political environment; the economy, tourism, construction and transportation costs; air travel; environmental costs and risks; fuel and gas and other commodity costs; the Company’s ability to recover increases in costs from customers; cybersecurity risks; work interruptions or other labor stoppages; risks associated with acquisitions or dispositions; litigation risks; reliance on sole or limited source suppliers, risks or conflicts of interests involving the Company’s relationship with the Macquarie Group; and changes in U.S. federal tax law. These and other risks and uncertainties are described under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its other reports filed from time to time with the SEC.The Company’s actual results, performance, prospects, or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which the Company is not currently aware could also cause its actual results to differ. In light of these risks, uncertainties, and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this communication may not occur. These forward-looking statements are made as of the date of this communication. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  Important Notice

Sales of Atlantic Aviation and MIC Hawaii To Conclude Strategic Alternatives Process

1

- Sale of IMTT to affiliate of Riverstone Holdings for $2.685 billion completed December 2020

IMTT

2

- Sale of Atlantic Aviation to KKR for $4.475 billion – for industry record multiple of ~16.2x 2019A EBITDA[1] – announced June 2021

ATLANTIC

3

- Sale of MIC Hawaii to Argo Infrastructure for $514 million[2] – or ~12.9x 2021E EBITDA[3] – announced June 2021

HAWAI'I GAS
THE CLEAN ENERGY COMPANY

✓ **Since 2018, MIC has focused on enhancing the infrastructure characteristics of its operating businesses and improving their resilience**

✓ **In October 2019, the Company announced that it would pursue strategic alternatives to operating as a public company as a means of unlocking additional value for shareholders**

✓ **The Atlantic Aviation and MIC Hawaii transactions together successfully conclude a complex and robust strategic alternatives process**

✓ **Aggregate proceeds from sales of MIC's three operating businesses are expected to total $52.18 per share, representing an approximately 35%[4] premium to the share price prior to announcement of strategic alternatives process**

1. Excluding non-cash items, as defined by management
2. Unitholders to receive $3.83 per unit at closing (or, if the transaction is consummated after July 1, 2022, $4.11 per unit at closing).
3. 12.9x 2021E EBITDA at the midpoint of MIC EBITDA guidance.
4. Based on the 60-day VWAP to October 31, 2019.

PAGE 3

Reasons to Vote FOR Proposals

Special Meeting of Shareholders scheduled for September 21, 2021

MIC's Board of Directors unanimously recommends a vote FOR both transaction proposals

1 Attractive valuations following robust sales processes

- Aggregate proceeds from sales of MIC's three operating businesses expected to total $52.18 per share, representing approximately 35%[1] premium to share price prior to announcement of strategic alternatives process
- Board believes the all-cash consideration represents attractive value for shareholders / unitholders
- Purchase prices compare favorably to recent comparable transactions
- Fairness opinions received from two financial advisors, Lazard and Evercore
- Robust sales processes both pre- and post-COVID

2 Tax efficient structure and flexibility in order of sales

- Atlantic Aviation transaction is not expected to result in corporate level tax capital gains tax
- Shareholder approval in May 2021 of a corporate reorganization facilitates the sale of Atlantic Aviation without subjecting the transaction to the potentially lengthy approval process of the Hawaii Public Utilities Commission

3 Eliminates market risk for shareholders / unitholders

- Public-style, locked box transaction structures with no purchase price adjustments or surviving representations
- Financial performance risk transferred to the purchasers as of a specific date
- Clarity with respect to timing and amount of proceeds

1. Based on the 60-day VWAP to October 31, 2019.

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Sale of Atlantic Aviation

Transaction multiple of 16.2x 2019A EBITDA[1] is expected to be a record price for FBO industry

- Valuation implies no discount for COVID-19 and captures fundamental decrease in risk perception of FBO business and the resilience of Atlantic Aviation's portfolio
- Compares favorably to Signature Aviation transaction multiple of 15.6x 2019A EBITDA[2], and 12.9x 2019A EBITDA[2] adjusted for share-based payments and midpoint of announced cost-savings

Rapid rebound of general aviation activity following the pandemic solidified value proposition

- General aviation activity was down ~70% in April 2020, but recovered to pre-pandemic levels by May 2021 boosted by both existing users and new customers substituting from commercial aviation
- Higher relative volume to leisure destinations due to shut-down of metropolitan centers and greater work-from-home flexibility

Shareholders compensated for the expected full recovery / forecast for Atlantic Aviation business

- After receiving first round indications of interest, Atlantic Aviation was able to point to superior performance relative to budget and a positive demand response to improving macroeconomic conditions, with a corresponding increase in public EBITDA guidance
- Continued improvements in short-term performance reinforced bidder conviction around the resilience of the business and the robust long-term outlook

Transaction concludes an extensive sale process prior to and following the onset of the COVID-19 pandemic

- Initial outreach to 48 parties regarding a sale of Atlantic Aviation, plus additional pre-pandemic outreach to 29 parties in connection with the sale of the entire company, of which there was a strong interest in an Atlantic Aviation-only transaction
- 28 acquisition NDAs executed; in 2021, received 9 first round offers, 3 final binding offers and 3 "best and final" offers

1. Excluding non-cash items as defined by management.
2. Represents pre-COVID 2019 EBITDA of $348.7 million adjusted for $8.6 million of share-based payment and illustrative cost savings of $75 million (midpoint of $70 million - $80 million range).

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Sale of Atlantic Aviation (cont'd)

Atlantic Aviation Overview

- Second largest FBO operator in the United States with 69 locations
- Provides fueling, terminal, hangar and ramp facilities and associated services to owners and operators of general aviation aircraft
- Facilities network strategically positioned in major markets across the United States
- Headquartered in Plano, TX, ~1,800 employees nationwide
  - 2019A EBITDA[1]: $276 million
  - 2010A-2019A EBITDA[1] CAGR: 9.9%
  - Avg. Sr. Management Experience: 25+ years
  - Weighted Average Lease Life: ~20 years[2]

2019A Gross Profit

Market Size[3]


Tier 3
7%
Tier 2
31%
Tier 1
62%

Offering


Other
Services
13%
Fuel
60%
Rental
27%

Transaction Summary

- All-cash transaction with KKR
- Unitholders expected to receive a distribution of $37.35 per unit following closing
- Implied enterprise value of $4.475 billion; ~16.2x 2019A EBITDA[1]
- Following the reorganization of MIC and distribution of MIC Hawaii, KKR will purchase 100% of the equity interests of MIC, which will include Atlantic Aviation and all residual assets and liabilities of MIC not related to MIC Hawaii
- Transaction close expected during 3Q21, subject to satisfaction of closing conditions including shareholder approval

1. Excluding non-cash items, as defined by management
2. As of December 31, 2020, weighted based on 2019A EBITDA.
3. Tier 1 defined as airport pumping over 2.5 million gallons p.a.; Tier 2 defined as airports pumping 750 thousand – 2.5 million gallons p.a.; Tier 3 airports pumping less than 750 thousand gallons p.a.

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Sale of MIC Hawaii

Transaction multiple of 12.9x[1] 2021E EBITDA and 12.2x[1] 2022E EBITDA

- Superior to blended multiple of comparable companies[2] of ~10.5x and ~9.6x for 2021E and 2022E, respectively

Attractive valuation despite fundamental and shift in risk perception with COVID-19 demonstrating significant exposure to Hawaii tourism

- Visitors to Hawaii declined to near zero for most of 2020 resulting in a decrease in gas sales of 26%
- Recovery to 2019 volumes expected post-2024; economic forecasters cautious regarding pace of recovery as long-distance travel remains heavily dependent on public sentiment with respect to travel safety

Effects sale transaction for a business that may be sub-scale for a public company

- An estimated $11 million of annual corporate costs as a standalone public company post sale of Atlantic Aviation and not previously captured in MIC Hawaii's EBITDA[2] results reduces projected profitability and creates challenging equity story

Transaction concludes a robust sale process by identifying a buyer with the ability and commitment to pay an attractive valuation and the necessary credentials to achieve a successful regulatory outcome

- Initial outreach to 121 parties, including sponsors and strategics, resulted in 40+ NDAs being executed in connection with the sale of MIC Hawaii or the entire company
- Public knowledge that MIC has been seeking buyer for MIC Hawaii for over 18 months

Installs new steward to support the business' further alignment with the State of Hawaii's energy goals

1. Excludes the ~$11 million of ongoing listed costs.
2. Regulated utility companies Atmos Energy Corporation, Chesapeake Utilities Corporation, New Jersey Resources Corp, Northwest Natural Gas Company, ONE Gas Inc., RGC Resources Inc., South Jersey Industries Inc., Spire Inc. and propane comparables Suburban Propane Partners LP, Superior PLus Corp. and UGI Corp
3. Excluding non-cash items, as defined by management

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Sale of MIC Hawaii (cont'd)

MIC Hawaii Business Overview

HAWAI'I GAS
THE CLEAN ENERGY COMPANY

- Diversified energy distribution platform in Hawaii, consisting of Hawaii Gas (Propane Business and Regulated Utility segments; collectively branded "Hawaii Gas") and two energy service businesses
- Propane Business Segment (leading propane business in Hawaii), and Regulated Utility Segment (only regulated gas utility franchise in Hawaii with ~$126 million regulated rate base), serve a combined ~70,000 customers
- Clean Energy Segment includes clean energy power generation platform comprised of solar PV and cogeneration assets (~8.5 MW in operation)
- Headquartered in Honolulu, HI, ~340 employees

Business Segment Mix (2021E)

Revenues


Clean Energy 2%
Regulated Utility 51%
Propane Business 47%

Volumes


Residential 15%
Commercial 85%

Transaction Summary

- All-cash transaction with Argo Infrastructure Partners
- Unitholders expected to receive $3.83 per unit following closing[1]
- Implied enterprise value of $514 million; 12.9x 2021E EBITDA[2]
- Expected to close in the first half of 2022 subject to satisfaction of closing conditions including approval of Hawaii Public Utilities Commission and shareholder approval

Argo Regulatory Considerations

- Investor in utility infrastructure, with a longstanding track record of sustainable investing
- Experience with regulated energy assets, including recently announced acquisition of Corning Natural Gas
- Supports Hawaii's goal of carbon neutrality by 2045 and Hawaii Gas' contributions to this goal

1. If merger closes after July 1, 2022, unitholders will receive $4.11 per unit.
2. At the midpoint of MIC EBITDA guidance; excludes the ~$11m of ongoing listed costs.

PAGE 8